UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2012

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)-(b) On July 25, 2012, the following seven items were voted on at the Annual Meeting of Stockholders (the “2012 Annual Meeting”) of McKesson Corporation (the “Company”), and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.

Item 1. The Board of Directors’ nominees for directors, as listed in the Company’s definitive proxy statement for the 2012 Annual Meeting that was filed with the U.S. Securities and Exchange Commission on June 15, 2012 (the “Definitive Proxy Statement”), were each elected to serve a one-year term. The votes were as follows: †

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andy D. Bryant	181,965,138	910,211	404,559	14,744,122
Wayne A. Budd	182,328,877	526,548	424,483	14,744,122
John H. Hammergren	179,945,596	2,843,300	491,012	14,744,122
Alton F. Irby III	174,396,865	8,441,376	441,667	14,744,122
M. Christine Jacobs	174,425,541	8,467,908	386,459	14,744,122
Marie L. Knowles	182,299,999	578,847	401,062	14,744,122
David M. Lawrence, M.D.	175,546,485	7,349,208	384,215	14,744,122
Edward A. Mueller	175,583,186	7,277,575	419,147	14,744,122
Jane E. Shaw, Ph.D.	181,164,671	1,750,346	364,891	14,744,122

Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 was ratified, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,969,653	2,592,953	461,424	0

Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,700,940	67,978,428	1,600,540	14,744,122

Item 4. The stockholder-submitted proposal on action by written consent of stockholders was not approved, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,043,088	88,377,012	3,859,808	14,744,122

Item 5. The stockholder-submitted proposal on an independent board chairman was approved, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,851,071	87,917,182	511,655	14,744,122

Item 6. The stockholder-submitted proposal on significant executive stock retention until reaching normal retirement age was not approved, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,151,907	138,425,566	702,435	14,744,122

Item 7. The stockholder-submitted proposal on accelerated vesting of equity awards was not approved, having received the following votes: ††

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,306,615	101,292,097	1,681,196	14,744,122

Each of the items considered at the 2012 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the seven items addressed above and described in the Definitive Proxy Statement was submitted at the 2012 Annual Meeting for stockholder action.

† Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

†† Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2012

McKesson Corporation

By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and Chief Compliance Officer